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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  MARCH 5, 1999
(FEBRUARY 26, 1999)


                                  CIBER, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          DELAWARE                      0-23488                 38-2046833
          --------                      -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)         Identification No.)


              5251 DTC PARKWAY, SUITE 1400, ENGLEWOOD, COLORADO 80111
              -------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:  (303) 220-0100

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                                    CIBER, Inc.
                      Information to be included in the Report

ITEM 5.  OTHER EVENTS.

     On February 26, 1999, Business Impact Systems, Inc. ("BIS") merged with CIBER in a business combination to be accounted for as a pooling of interests. The Company issued approximately 2,330,000 shares of its common stock in exchange for substantially all of the outstanding assets and liabilities of BIS. BIS, headquartered in Herndon, Virginia, provided enterprise integration services and will operate as CIBER's new Enterprise Integration Practice.

ITEM 7 (c). EXHIBITS.

99.1. News Release dated February 25, 1999 announcing the merger with Business Impact Systems, Inc.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CIBER, INC.


Date:     March 5, 1999                By:  /s/ Christopher L. Loffredo
                                          --------------------------------
                                          Christopher L. Loffredo
                                          V.P./Chief Accounting Officer